SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934






    Date of Report (Date of earliest event reported) June 20, 1996






                             OHIO EDISON COMPANY
           (Exact name of Registrant as specified in its charter)



               Ohio                  1-2578         34-0437786
 (State or other jurisdiction of  (Commission    (I.R.S. Employer
 incorporation or organization)   File Number)  Identification No.)

          76 South Main Street, Akron, Ohio              44308
      (Address of principal executive offices)         (Zip Code)



   Registrant's telephone number, including area code: 330-384-5100












Item 5.   Other Events

            Reference is made to "Management's Discussion and Analysis of Results of Operations and Financial Condition" in Ohio Edison Company's (Company) Quarterly Report to the Securities and Exchange Commission for the quarter ended March 31, 1996, for a discussion of a petition and application filed by the Company's subsidiary, Pennsylvania Power Company, with the Pennsylvania Public Utility Commission (PPUC) requesting approval of a Rate Stability and Economic Development Plan (Transition Plan). On June 20, 1996, the PPUC approved the Transition Plan.









































                                                - 1 -












                              SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        OHIO EDISON COMPANY



                                        /s/Harvey L. Wagner
                                        ---------------------
                                          Harvey L. Wagner
                                            Comptroller








Dated:   June 27, 1996